CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Operating expenses
Exploration and evaluation expenditures	$ (10,476)	$ (48,170)
Depreciation	(59)	(130)
General and administrative expenses	(2,039)	(1,223)
Marketing	(507)	(377)
Professional fees	(1,099)	(841)
Remuneration	(2,366)	(1,963)
Share-based compensation	(1,721)	(1,461)
Total operating expense	(18,267)	(54,165)
Other income (expense)
Foreign exchange loss	(5,171)	(7,226)
Interest expense	(27)	(34)
Interest income	1,085	1,493
Loss before income taxes	(22,380)	(59,932)
Income tax expense	(384)	0
Loss for the year	(22,764)	(59,932)
Other comprehensive loss
Foreign currency translation adjustment	5,325	4,583
Comprehensive loss for the year	$ (17,439)	$ (55,349)
Basic and diluted loss per common share (in dollars per share)	$ (0.16)	$ (0.49)
Weighted average number of common shares outstanding (in shares)	142,611	123,032